                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 28, 1999, with respect to the consolidated financial statements of TeleBeam, Incorporated included in the Registration Statement (Form S-4 No. _________) and related Proxy Statement/Prospectus of Conestoga Enterprises, Inc. for the registration of 900,000 shares of its common stock.


                                         /s/ Ernst & Young, LLP


December 9, 1999